UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2022, Benitec Biopharma Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with JMP Securities LLC (the “Underwriter”), pursuant to which the Company issued and sold, in a firm commitment underwritten public offering by the Company (the “Public Offering”), (i) 17,637,843 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) 12,171,628 pre-funded warrants (the “Pre-Funded Warrants”), with each pre-funded warrant exercisable for one share of Common Stock at an exercise price of $0.0001 per share commencing on the date of original issuance until exercised in full and (iii) an aggregate of 29,809,471 Series 2 warrants (the “Common Warrants”), with each Common Warrant accompanying each issued share of Common Stock and/or Pre-Funded Warrant and exercisable for one share of Common Stock at an exercise price of $0.66 per share commencing on the date on which the Company (a) receives approval from its stockholders (the “Stockholder Approval”) to increase the number of shares of Common Stock it is authorized to issue (a “Capital Event”) and (b) effects such Capital Event by filing with the Secretary of State of the State of Delaware a certificate of amendment to its amended and restated certificate of incorporation, and expiring on the fifth anniversary of such initial exercise date. The combined purchase price for each share of Common Stock and accompanying Common Warrant is $0.60, which is allocated as $0.59 per share of Common Stock and $0.01 per Common Warrant. The combined purchase price for each Pre-Funded Warrant and accompanying Common Warrant is $0.5999, which is allocated as $0.5899 per Pre-Funded Warrant and $0.01 per Common Warrant.

In addition, pursuant to the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to 4,471,420 additional Common Warrants solely to cover over-allotments, if any.

The net proceeds to the Company from the Public Offering were approximately $16.2 million, after deducting underwriting discounts and commissions and estimated Public Offering expenses payable by the Company, and excluding any proceeds the Company may receive upon exercise of the Pre-Funded Warrants or the Common Warrants. The Company currently intends to use the net proceeds for the clinical development of BB-301, including the natural history lead-in study and the Phase 1b/2a BB-301 treatment study, for the continued advancement of development activities for other existing and new product candidates, for general corporate purposes and for strategic growth opportunities. The Company will have broad discretion in determining how the proceeds of the Public Offering will be used, and its discretion is not limited by the aforementioned possible uses.

The shares of Common Stock, Pre-Funded Warrants and Common Warrants were offered by the Company pursuant to the Registration Statement on Form S-1 (File No. 333-266417), which was initially filed with the Securities and Exchange Commission (the “Commission”) on July 29, 2022, amended on August 8, 2022, August 10, 2022, September 9, 2022 and September 12, 2022 and declared effective by the Commission on September 12, 2022 (the “Registration Statement”). The Common Stock is listed on The Nasdaq Capital Market; however, neither the Pre-Funded Warrants nor the Common Warrants will be listed on The Nasdaq Capital Market, any other national securities exchange or any other nationally recognized trading system.

JMP Securities LLC acted as the Company’s sole book-running manager in connection with the Public Offering. In connection with JMP Securities LLC’s services, it received an underwriting discount equal to 7.0% of the gross proceeds of the Public Offering. The Company also agreed to pay JMP Securities LLC an expense allowance of up to $125,000 for fees and expenses of legal counsel and other out-of-pocket expenses.

On September 15, 2022, the Public Offering closed, and the Company issued and sold (i) 17,637,843 shares of Common Stock, (ii) 12,171,628 Pre-Funded Warrants to purchase 12,171,628 shares of Common Stock and (iii) 29,809,471 Common Warrants to purchase 29,809,471 shares of Common Stock, pursuant to the Registration Statement and the Underwriting Agreement.

The Pre-Funded Warrants are immediately exercisable until exercised in full at a price per share of Common Stock of $0.0001. The Common Warrants are exercisable at a price per share of Common Stock of $0.66 commencing on the date the Company receives Stockholder Approval for the Capital Event and effects such Capital Event by filing with the Secretary of State of the State of Delaware a certificate of amendment to its amended and restated certificate of incorporation and expiring on the fifth anniversary of such initial exercise date. The exercise price and number of shares of Common Stock issuable upon exercise of a Pre-Funded Warrant or a Common

Warrant is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting the Company’s Common Stock and the exercise price. No fractional shares of Common Stock will be issued upon the exercise of the Pre-Funded Warrants or the Common Warrants. In lieu of fractional shares, the Company will round down to the next whole share. The Pre-Funded Warrants and the Common Warrants also provide that in the event of a fundamental transaction, the holder of the Pre-Funded Warrant or the Common Warrant, as applicable, is entitled to receive upon exercise of the Pre-Funded Warrant or the Common Warrant, as applicable, the kind and amount of securities, cash or other property that the holder would have received had the holder exercised the Pre-Funded Warrant or the Common Warrant, as applicable, immediately prior to such fundamental transaction. In addition, the Pre-Funded Warrants and the Common Warrants will be exercisable on a cashless basis if no registration statement registering the shares of Common Stock underlying the Pre-Funded Warrants and the Common Warrants, as applicable, is effective according to the formula set forth in the Pre-Funded Warrant or the Common Warrant, as applicable.

A holder of Pre-Funded Warrants and/or Common Warrants will not have the right to exercise any portion of its Pre-Funded Warrants or Common Warrants, as applicable, if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of Common Stock in excess of 4.99% (or, upon election by a holder prior to the issuance of any Pre-Funded Warrants or Common Warrants, as applicable, 9.99%) of the shares of Common Stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company.

The Underwriting Agreement contains representations, warranties and covenants made by the Company that are customary for transactions of this type. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its executive officers and directors have entered into lock-up agreements providing that the Company and each of these persons may not, without the prior written approval of the Underwriter, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities from the date of the Underwriting Agreement until 90 days after the Stockholder Approval Date (as defined in the Underwriting Agreement).

On September 15, 2022, the Company entered into a warrant agency agreement with the Company’s transfer agent, Computershare Trust Company, N.A., who will also act as the warrant agent for the Company with respect to the Common Warrants (the “Warrant Agency Agreement”).

The foregoing summaries of the Underwriting Agreement, the Pre-Funded Warrant, the Common Warrant and the Warrant Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference. The Underwriting Agreement is attached hereto as an exhibit to provide interested persons with information regarding its terms but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement as of specific dates indicated therein, were solely for the benefit of the parties to the Underwriting Agreement and may be subject to limitations agreed upon by the parties.

Item 8.01	Other Events.

On September 12, 2022, the Company issued a press release announcing that it had priced the Public Offering, a copy of which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On September 16, 2022, the Company issued a press release announcing the closing of the Public Offering, a copy of which is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company has tried to identify such forward-looking statements by use of such words as “expects,” “intends,” “hopes,” “anticipates,” “believes,” “could,” “may,” “evidences” and “estimates,” or the negative of these terms, and other similar expressions, but these words are not the exclusive means of identifying such statements. Such statements include, but are not limited to, any statements relating to the proceeds from the Public Offering and the use thereof, the Company’s pipeline of ddRNAi-based therapeutics, including the initiation, progress and outcomes of clinical trials and any other statements that are not historical facts. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including, but not limited to, risks and uncertainties relating to the difficulties or delays in the Company’s plans to develop and potentially commercialize its product candidates, the timing of the initiation and completion of pre-clinical and clinical trials, the timing of patient enrollment and dosing in clinical trials, the timing of expected regulatory filings, the clinical utility and potential attributes and benefits of ddRNAi and the Company’s product candidates, potential future out-licenses and collaborations, the Company’s intellectual property position and duration of its patent portfolio, the ability to procure additional sources of financing, unanticipated delays, further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development, the ability to enroll sufficient numbers of subjects in clinical trials, determinations made by the U.S. Food and Drug Administration and other governmental authorities, the Company’s ability to protect and enforce its patents and other intellectual property rights, the Company’s dependence on its relationships with its collaboration partners and other third parties, the efficacy or safety of the Company’s products and the products of the Company’s collaboration partners, the acceptance of the Company’s products and the products of the Company’s collaboration partners in the marketplace, market competition, sales, marketing, manufacturing and distribution requirements, greater than expected expenses, expenses relating to litigation or strategic activities, the Company’s ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, the impact of the current COVID-19 pandemic, the disease caused by the SARS-CoV-2 virus, which may adversely impact the Company’s business and pre-clinical and future clinical trials, the impact of local, regional, and national and international economic conditions and events, and other risks detailed from time to time in filings that the Company makes with the Commission, including its most recent annual report on Form 10-K and its reports on Form 8-K. Such statements are based on management’s current expectations, but actual results may differ materially due to various factors, including those risks and uncertainties mentioned or referred to in this Current Report. Accordingly, you should not rely on those forward-looking statements as a prediction of actual future results. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 12, 2022, by and between Benitec Biopharma Inc. and JMP Securities LLC

4.1	Form of Pre-Funded Warrant

4.2	Form of Common Warrant

4.3	Warrant Agency Agreement, dated September 15, 2022, by and between Benitec Biopharma Inc. and Computershare Trust Company, N.A.

99.1	Press Release, dated September 12, 2022

99.2	Press Release, dated September 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: September 16, 2022		/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer